                                                                    EXHIBIT 10.3



                              INCENTIVE STOCK PLAN
                                       OF
                     WILSHIRE FINANCIAL SERVICES GROUP INC.
                     --------------------------------------



     1.   PURPOSE OF THE PLAN AND DEFINITIONS
          -----------------------------------

          1.1  PURPOSE.  The purposes of this Incentive Stock Plan (the "Plan")
               -------
of Wilshire Financial Services Group Inc. (the "Company") are to provide additional incentives to eligible persons chosen to receive stock-based awards, to encourage selected employees to accept or continue employment and to increase the interest of directors in the Company's welfare through, in each such case, participation in the appreciation of the Company's common stock.

          1.2  DEFINITIONS.  For purposes of this Plan, these terms have these
               -----------
meanings:

               "ADMINISTRATOR" has the meaning given it in Section 4.1.
                -------------

               "AFFILIATE" means a parent or subsidiary corporation, as
                ---------
defined in the applicable provisions (currently Section 424) of the Code when this definition is being applied.

               "AWARD" means any award under this Plan (i.e., any Option,
                -----                                   - -
Restricted Stock, Stock Appreciation Right or Formula Director Option).

               "AWARD AGREEMENT" means, with respect to each Award, the signed
                ---------------
written agreement between the Company and the Participant or other written document approved by the Administrator setting forth the terms and conditions of the Award.

               "BOARD" means the Company's Board of Directors.
                -----

               "CODE" means the Internal Revenue Code of 1986, as amended from
                ----
time to time, and any successor statute.

               "COMMISSION" means the Securities and Exchange Commission and any
                ----------
successor agency.

               "COMMITTEE" has the meaning given it in Section 4.1.
                ---------
               "COMPANY" has the meaning given it in Section 1.1.
                -------
               "EFFECTIVE DATE" has the meaning given it in Section 16.
                --------------

               "EMPLOYEE" has the meaning given to it for purposes of Section
                --------
3401(c) of the Code and the Treasury Regulations adopted under that Section. The term "employee" includes a director who is also an employee.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as
                ------------
amended from time to time, and any successor statute.

               "EXECUTIVE OFFICER" means a Participant who, as of the earliest
                -----------------
of the date an Award is vested, the date restrictions with respect to the Award lapse or the date a payment is made pursuant to the Award, is a "covered employee" as defined in Section 162(m).

               "FORMULA DIRECTOR OPTION" has the meaning given it in Section
                -----------------------
5.3.

               "GRANT DATE" means the date on which an Award becomes effective.
                ----------

               "ISO" means any Option intended to be and designated as an
                ---
"incentive stock option" within the meaning of Section 422 of the Code.

               "NON-EMPLOYEE DIRECTOR" has the meaning given it in Rule 16b-3.
                ---------------------

               "NSO" means any Option that is not an ISO, it being understood
                ---
that Formula Director Options are also NSOs.

               "OPTION" means an option granted under Section 6, but not an
                ------
option granted under Section 5.3.

               "OPTION AGREEMENT" means an Award Agreement evidencing an Option.
                ----------------

               "OUTSIDE DIRECTOR" means a person who is an "outside director" as
                ----------------
defined in Section 162(m).

               "PARTICIPANT" means an eligible person granted an Award.
                -----------

               "PLAN" means this plan.
                ----

               "RESTRICTED STOCK" means an Award of Stock subject to
                ----------------
restrictions, as more fully described in Section 7.

               "RULE 16B-3" means Rule 16b-3 adopted under Section 16(b) of the
                ----------
Exchange Act, as that rule may be amended from time to time, or any successor rule.

               "SECTION 162(M)" means Section 162(m) of the Code and the
                --------------
Treasury Regulations adopted from time to time under that Section, as they may be amended from time to time, or any successor law or regulations.

               "SECURITIES ACT" means the Securities Act of 1933, as amended
                --------------
from time to time, and any successor statute.

               "STOCK" means the common stock, $0.01 par value per share, of the
                -----
Company.

               "STOCK APPRECIATION RIGHT" means an Award granted under
                ------------------------
Section 8.

               "STOCKHOLDER APPROVED STANDARD" means any pre-established,
                -----------------------------
objective performance goal qualifying as "qualified performance-based compensation" under Section 162(m) (or otherwise excluded from Section 162(m)) and approved by the stockholders of the Company in accordance with Section 162(m).

               "SUBSIDIARY" means a subsidiary corporation of the Company, as
                ----------
defined in the applicable provisions (currently Section 424(f)) of the Code when this definition is being applied.

               "TEN PERCENT STOCKHOLDER" means any person who, when this
                -----------------------
definition is being applied, owns, directly or indirectly (or is treated as owning by reason of attribution rules currently set forth in Section 424(d) of the Code), stock of the Company constituting more than ten percent of the total combined voting power of all classes of outstanding stock of the Company or of any Affiliate of the Company.

               "TERMINATION" means that a Participant has ceased, for any
                -----------
reason and with or without cause, to be an employee or director of, or a consultant to, the Company or any Subsidiary. However, "Termination" shall not be deemed to have occurred if a Participant changes from one "eligible status" to another eligible status (for example, ceases to be an employee but becomes a consultant) or transfers from one "eligible entity" to another eligible entity (for example, ceases being an employee of the Company but begins employment with a Subsidiary). In addition, "Termination" shall not be deemed to have occurred as a result of a leave of absence duly authorized by the Company in writing, unless the Administrator has provided otherwise.

     2.   ELIGIBLE PERSONS
          ----------------

          Every person who, as of the Grant Date, is (a) an employee of the Company or a Subsidiary, (b) a director of the Company or (c) someone whom the Administrator designates as eligible for an Award because that person (i) performs bona fide consulting or advisory services for the Company or a Subsidiary (other than services in connection with the offer or sale of securities in a capital-raising transaction) and (ii) has a direct and significant effect on the financial development of the Company or a Subsidiary shall be eligible to receive Awards. However, only employees of the Company or a Subsidiary shall be eligible to receive ISOs. The Administrator may grant Awards to persons who are expected to become such employees, directors or consultants, in which case the grant shall be deemed to have been made upon the date the grantee becomes such an employee, director or consultant without the necessity for further action or approval by the Administrator.

     3.   STOCK SUBJECT TO THIS PLAN
          --------------------------

          The total number of shares of Stock that may be issued under Awards is 1,750,000. Such shares may consist, in whole or in part, of unissued shares, treasury shares or shares reacquired in private transactions or open market purchases. However, all shares issued under the Plan, regardless of their source, shall be counted against this 1,750,000-share limitation, including shares represented by Stock Appreciation Rights. Any shares that are retained by the Company upon exercise or settlement of an Award in order to satisfy the exercise price in whole or in part, or to pay withholding taxes due with respect to such exercise or settlement, shall be treated as issued to the Participant and thereafter will not be available under the Plan. The number of shares reserved for issuance under this Plan is subject to adjustment in accordance with the provisions for adjustment in this Plan. The maximum number of shares of Stock with respect to which Awards may be granted to any one Participant during the term of this Plan is 900,000.

     4.   ADMINISTRATION
          --------------

          4.1  ADMINISTRATOR.  This Plan shall be administered by the Board or
               -------------
by a committee appointed by the Board (the "Committee"). If the Board appoints a Committee, it may authorize the Committee to administer the entire Plan or may authorize the Committee to administer the Plan with respect only to certain Participants (for example, persons subject to Section 16 of the Exchange Act, Executive Officers or both) or with respect only to certain types of Awards. If the Board appoints a Committee, it may (but need not) choose to cause the members of the Committee to be Non-Employee Directors, Outside Directors or both Non-Employee Directors and Outside Directors. Unless the context requires otherwise, references in this Plan to the "Administrator" refer to the Committee or the Board, whichever is applicable.

          4.2  ADMINISTRATOR'S POWERS.  Subject to the express provisions of the
               ----------------------
Plan, the Administrator shall have the authority, in its sole discretion: (a) to adopt, amend and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the eligible persons to whom, and the time or times at which, Awards shall be granted; (c) to determine the number of shares of Stock that shall be subject to each Award; (d) to determine the provisions of each Award Agreement (which need not be identical) and any amendments thereof, including provisions defining or otherwise relating to (i) the period or periods and extent of exercisability of any Options or Stock Appreciation Rights, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of Termination (including death or disability) on the Award and (iv) the effect of approved leaves of absence (consistent with any applicable Department of Treasury Regulation under Section 421 of the Code); (e) to accelerate the time of exercisability of any Option or Stock Appreciation Right; (f) to construe Award Agreements and the Plan; (g) to make determinations of the fair market value of Stock; (h) to waive any provision set forth in an Award Agreement unless the Award Agreement says it is unavailable; (i) to certify whether the performance goals and any other material terms of an Award have been satisfied and (j) to make all other determinations, perform all other acts and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Administrator deems appropriate. The determinations of the Administrator on the matters referred to in this Section 4.2 shall be final and binding. The Administrator may not vary or waive any of the terms specified or referred to in Section 5.3 of this Plan with respect to Formula Director Options. However, nothing in Section 5.3 or elsewhere in this Plan shall prevent the Company from granting Awards to Non-Employee Directors in addition to Formula Director Options.

          4.3  TERM OF PLAN.  No Awards shall be granted under this Plan after
               ------------
ten years from the Effective Date.

     5.   GRANT OF OPTIONS
          ----------------

          5.1  WRITTEN AGREEMENT.  Each Option shall be evidenced by an Option
               -----------------
Agreement. The Option Agreement shall specify whether the Options it evidences are NSOs or ISOs.

          5.2  ANNUAL $100,000 LIMITATION ON ISOS.  To the extent that the total
               ----------------------------------
"fair market value" of Stock with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account ISOs granted under this Plan and any other plan of the Company or any Affiliate of the Company, all or part of the Options covering such additional shares becoming exercisable in that year shall cease to be ISOs and thereafter be NSOs. For this purpose, the "fair market value" of Stock subject to Options shall be determined as of the date the Options were granted. In determining the Options that will be treated as ISOs to meet this $100,000 limit, the most recently-granted Options shall be treated as NSOs until the $100,000 limit has been met.

          5.3  ANNUAL GRANTS TO DIRECTORS.  On the last trading day of each
               --------------------------
calendar quarter beginning March 31, 1997, each person who is then a Non-Employee Director shall automatically be granted an NSO to purchase that number of shares of Stock that equals $6,250 divided by the fair market value per share of the Stock on that trading day. (Each option referred to in the previous sentence is referred to as a "Formula Director Option".) The exercise price of each Formula Director Option shall be the fair market value of the Stock subject to that option on the date the option is granted. Each Formula Director Option shall be fully exercisable beginning six months after the date of grant and continuing, unless sooner terminated as provided in this Plan, for ten years after the date of grant. If, for any reason other than death or permanent and total disability, a Non-Employee Director ceases to be a member of the Board, each Formula Director Option then held by that Non-Employee Director may be exercised in whole or in part at any time within one year thereafter or until the expiration of the Formula Director Option, whichever is earlier. If a Non-Employee Director dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while a member of the Board (or within the period that a Formula Director Option held by the member remains exercisable after the member ceased to be a member of the Board), that Formula Director Option may be exercised, in whole or in part, by the Non-Employee Director, by the Non-Employee Director's personal representative or by the person to whom the Non-Employee Director transferred the Formula Director Option by will or the laws of descent and distribution, at any time within two years after the date of death or permanent and total disability of the Non-Employee Director or until the expiration date of the Formula Director Option, whichever is earlier. However, nothing in this Section 5.3 shall have the effect of accelerating the exercisability of any Formula Director Option. Each Formula Director Option shall be evidenced by a signed Option Agreement in the form of Exhibit A to this Plan.
------- -

     6.   CERTAIN TERMS AND CONDITIONS OF OPTIONS AND OTHER AWARDS
          --------------------------------------------------------

          Each Option shall be designated an ISO or a NSO and shall be subject to the terms and conditions set forth in Section 6.1. NSOs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

          6.1  ALL AWARDS.  Except to the extent specifically stated otherwise
               ----------
in this Section 6.1, all Options and other Awards shall be subject to the following terms and conditions:

          (a) CHANGES IN CAPITAL STRUCTURE.  If the number of outstanding shares
              ----------------------------
of Stock is increased by means of a stock dividend payable in shares of Stock, a stock split or other subdivision or by a reclassification of shares of Stock, then, from and after the record date for such dividend, subdivision or reclassification, the number and class of shares of stock subject to this Plan (including its Section 3) and each outstanding Award shall be increased in proportion to such increase in outstanding shares of Stock and the then-applicable exercise price of each outstanding Award shall be correspondingly decreased. If the number of outstanding shares of Stock is decreased by means of a stock split or other subdivision or by a reclassification of shares of Stock, then, from and after the record date for such split, subdivision or reclassification, the number and class of shares of stock subject to this Plan (including its Section 3) and each outstanding Award shall be decreased in proportion to such decrease in outstanding shares of Stock and the then-applicable exercise price of each outstanding Award shall be correspondingly increased. In any such case, each outstanding ISO shall be adjusted so as to retain its status as an ISO under the principles set forth in Section 424(a) of the Code.

          (b) CERTAIN CORPORATE TRANSACTIONS.  This Section 6.1(b) addresses the
              ------------------------------
impact of certain corporate transactions. In case of any consolidation or merger of the Company with or into another entity (other than a merger in which the Company is a continuing corporation and which does not result in any reclassification or change in the then-outstanding shares of Stock) or in the case of any sale or conveyance to another entity of all or substantially all of the Company's and its Subsidiaries' assets taken as a whole (including by means, in whole or in part, of sales by the Company of shares of

Subsidiaries), then, as a condition of such consolidation, merger, sale or conveyance, the Company or such successor or purchasing entity, as the case may be, shall make lawful and adequate provision whereby the holder of each outstanding Award shall thereafter have the right, on exercise of such Award, to receive the kind and amount of securities, property and/or cash receivable upon such consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Award immediately before such consolidation, merger, sale or conveyance. Such provision shall include adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 6.1(a). Notwithstanding the foregoing, if such a transaction occurs, in lieu of causing such rights to be substituted for outstanding Awards, the Administrator may, upon 15 days' prior written notice to Participants in its sole discretion: (i) shorten the period during which Awards are exercisable, provided they remain exercisable, to the extent otherwise exercisable, for at least 15 days after the date the notice is given or (ii) cancel an Award upon payment to the Participant in cash, with respect to each Award to the extent then exercisable, of an amount which, in the sole discretion of the Administrator, is determined to be equivalent to the amount, if any, by which the fair market value (at the effective time of the transaction) of the consideration that the Participant would have received if the Award had been exercised before the effective time of the transaction exceeds the exercise price of the Award. The actions described in this Section 6.1(b) may be taken without regard to any resulting tax consequences to the Participant.

               (c) GRANT DATE.  Each Award Agreement shall specify the date as
                   ----------
of which it shall be effective (the "Grant Date").

               (d) FAIR MARKET VALUE.  For purposes of this Plan, the fair
                   -----------------
market value of Stock shall be determined as follows:

          (i) If the Stock is listed on any established stock exchange or a national market system, including, without limitation, the National Market System of the National Association of Securities Dealers Automated Quotation System, its fair market value shall be the mean between the highest and lowest quoted selling prices for the Stock, or the mean between the high bid and low asked prices if no sales were reported, as quoted on such system or exchange (or, if the Stock is listed on more than one exchange, then on the largest such exchange) for the date the value is to be determined (or if there are no sales or bids for such date, then for the last preceding business day on which there were sales or bids), as reported in The Wall Street Journal or similar
                                    --- ---- ------ -------
publication.

          (ii) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the Stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

          (iii) In the absence of an established market for the Stock, the fair market value shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry or industries, the Company's position in its industry or industries and its management, and the values of stock of other corporations in the same or similar lines of business.

          (e) TIME OF EXERCISE AND VESTING.  Awards may, in the sole discretion
              ----------------------------
of the Administrator, be exercisable or may vest, and restrictions may lapse, as the case may be, at such times and in such amounts as may be specified by the Administrator in the grant of the Award.

          (f) NONASSIGNABILITY OF RIGHTS.   No Award shall be transferable other
              --------------------------
than by will or the laws of descent and distribution. However, Awards that are not ISOs may be transferred pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or any rules adopted thereunder. During a Participant's lifetime, Awards shall be exercisable only by the Participant and, in the case of Awards that are not ISOs, transferees pursuant to such a qualified domestic relations order. After a Participant's death, Awards shall be exercisable only by the executors, administrators or beneficiaries of the Participant and, in the case of Awards that are not ISOs, the executors, administrators or beneficiaries of transferees pursuant to such a qualified domestic relations order.

          (g) NOTICE AND PAYMENT.  To the extent it is exercisable, an Award
              ------------------
shall be exercisable only by written or recorded electronic notice of exercise, in the manner specified by the Administrator from time to time, delivered to the Company or its designated agent during the term of the Award. The notice shall
(a) state the number of shares of Stock with respect to which the Award is being exercised, (b) be signed or otherwise given by the person authorized to exercise the Award under Section 6.1(f) and (c) include such other information, instruments and documents as may be required to satisfy any other condition to exercise specified by the Administrator. Except as provided in the balance of this Section 6.1(g), payment in full, in cash, shall be made for all Stock purchased at the time notice of exercise of an Award is given to the Company. At the time an Award is granted or before it is exercised, the Administrator, in the exercise of its sole discretion, may authorize any one or more of the following additional methods of payment:

          (i) acceptance of the Participant's full recourse promissory note for some or all of the exercise price of the shares being acquired, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event at a rate below the minimum rate required to avoid imputed interest or original issue discount under the Code), and secured in such manner, if at all, as the Administrator shall approve, including, without limitation, by a security interest in the Stock or other securities;

          (ii) delivery by the Participant of Stock of the Company already owned by the Participant for all or part of the exercise price of the shares being acquired, provided that the fair market value of such Stock is equal on the date of exercise to the exercise price of the shares being acquired, or such portion thereof as the Participant is authorized to pay and elects to pay by delivery of such Stock;

          (iii) surrender by the Participant, or withholding by the Company from the shares issuable upon exercise of the Award, of a number of shares subject to the Award being exercised with a fair market value equal to some or all of the exercise price of the shares being acquired, together with such documentation as the Administrator shall require or

          (iv) to the extent permitted by applicable law, pursuant to arrangements with a brokerage firm under which that brokerage firm, on behalf of the Participant, shall pay to the Company the exercise price of the Award being exercised (either as a loan to the Participant or from the proceeds of the sale of Stock issued under that Award), in which case the Company shall promptly cause the shares being purchased under the Award to be delivered to the brokerage firm.

          (h) TERMINATION.  Any Award or portion thereof which is not
              -----------
exercisable on or before the date of a Participant's Termination shall expire on the date of Termination. As to an Award or portion thereof that is exercisable by the time of Termination, the Administrator shall establish, in respect of each Award when granted, the effect, if any, of a Termination on the rights and benefits thereunder and in so doing may, but need not, make distinctions based upon the cause of termination (such as retirement, death, disability or other factors) or which party effected the termination (the employer or the employee).

Notwithstanding any other provision in this Plan or the Award Agreement, the Administrator may decide in its discretion at the time of any Termination (or within a reasonable time thereafter) to extend the exercise period of an Award (but not beyond the period specified in Section 6.2(b) or 6.3(b), as applicable) and not decrease the number of shares covered by the Award with respect to which the Award is exercisable or vested.

          (i) OTHER PROVISIONS.  Each Award Agreement may contain such other
              ----------------
provisions not inconsistent with this Plan, as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions as are necessary to qualify such Option as an "incentive stock option" within the meaning of Section 422 of the Code unless the Administrator determines otherwise.

          (j) WITHHOLDING AND EMPLOYMENT TAXES.  At the time of exercise of an
              --------------------------------
Award, the expiration of an unexercised Stock Appreciation Right, the lapse of restrictions on an Award or a "disqualifying disposition" of Stock issued under an ISO (see Section 6.3(c)), the Participant shall remit to the Company in cash all applicable federal and state withholding and employment taxes. The Administrator may, in the exercise of the Administrator's sole discretion, permit a Participant to pay some or all of such taxes by means of a recourse promissory note on such terms as the Administrator deems appropriate. If and to the extent authorized and approved by the Administrator in its sole discretion, a Participant may elect, by a means prescribed by the Administrator, to have shares which are acquired upon exercise of an Award withheld by the Company or tender other shares of Stock owned by the Participant to the Company at the time the amount of such taxes is determined, in order to pay the amount of such tax obligations.

          6.2  TERMS AND CONDITIONS TO WHICH ONLY NSOS ARE SUBJECT.  Options
               ---------------------------------------------------
granted under this Plan that are designated NSOs shall be subject to the following additional terms and conditions:

          (a) EXERCISE PRICE.  The exercise price of an NSO shall not be less
              --------------
than 100 percent of the fair market value of the Stock subject to the Option on the Grant Date or, if required by applicable state securities laws in the case of an NSO granted to any Ten Percent Stockholder, not less than 110 percent of such fair market value.

          (b) OPTION TERM.  Unless an earlier expiration date is specified by
              -----------
the Administrator at the Grant Date, each NSO shall expire ten years after the Grant Date or, if required by applicable state securities laws in the case of an NSO granted to a Ten Percent Stockholder, five years after the Grant Date.

          6.3  TERMS AND CONDITIONS TO WHICH ONLY ISOS ARE SUBJECT.  Options
               ---------------------------------------------------
granted under this Plan that are designated ISOs shall be subject to the following additional terms and conditions:

          (a) EXERCISE PRICE.  The exercise price of an ISO shall be determined
              --------------
in accordance with the applicable provisions of the Code and in no event shall be less than 100 percent of the fair market value of the stock covered by the ISO at the Grant Date, provided that the exercise price of an ISO granted to a Ten Percent Stockholder shall not be less than 110 percent of such fair market value.

          (b) OPTION TERM.  Unless an earlier expiration date is specified by
              -----------
the Administrator at the Grant Date, each ISO shall expire ten years after the Grant Date, provided that an ISO granted to a Ten Percent Stockholder shall expire no later than five years after the Grant Date.

          (c) DISQUALIFYING DISPOSITIONS.  If Stock acquired by exercise of an
              --------------------------
ISO is disposed of within two years after the Grant Date or within one year after the transfer of the Stock to the optionee, the holder of the Stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition, shall provide such other information regarding the disposition as the Company may reasonably require and shall pay the Company any withholding and employment taxes which the Company in its sole discretion deems applicable to the disposition.

          6.4  SURRENDER OF OPTIONS.  The Administrator, acting in its sole
               --------------------
discretion, may include a provision in an Option Agreement allowing the optionee to surrender the Option covered by the agreement, in whole or in part in lieu of exercise in whole or in part, on any date that the fair market value of the Stock subject to the Option exceeds the exercise price and the Option is exercisable (to the extent being surrendered). The surrender shall be effected by the delivery of the Option Agreement, together with a signed statement that specifies the number of shares as to which the optionee is surrendering the Option, together with a request for such type of payment. Upon such surrender, the optionee shall receive Stock equal to (or equal in fair market value to) the excess of the fair market value of the shares covered by the portion of the Option being surrendered on the date of surrender over the exercise price for such shares.

     7.   RESTRICTED STOCK
          ----------------

          Shares of Restricted Stock shall be subject to the following additional terms and conditions:

          7.1  GRANT.  The Administrator may grant one or more Awards of
               -----
Restricted Stock to any Participant. Each Restricted Stock Award shall specify the number of shares of Stock to be issued to the Participant, the date of issuance, the consideration for such shares (but not less than the minimum consideration required under applicable state law) and the restrictions imposed on the shares including the conditions of release or lapse of such restrictions. Pending the lapse of restrictions, stock certificates evidencing shares of Restricted Stock shall bear a legend referring to the restrictions and shall be held by the Company. Upon issuance of Restricted Stock Awards, the Participant may be required to furnish such additional documentation or other assurances as the Administrator may require to enforce the restrictions.

          7.2  RESTRICTIONS.  Except as specifically provided elsewhere in this
               ------------
Plan or the Restricted Stock Award, Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions have lapsed and the rights to the shares have vested. With respect to any particular Award, the Administrator may, in its sole discretion, provide in the Award Agreement for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Administrator may determine.

          7.3  DIVIDENDS.  Unless otherwise determined by the Administrator, any
               ---------
cash dividends payable by the Company with respect to shares of Restricted Stock shall be paid to the recipient of the Restricted Stock Award on the normal dividend payment dates, and dividends payable in Stock shall be paid in the form of Restricted Stock having the same terms as the Restricted Stock upon which such dividend is paid. The Award Agreement shall specify whether and, if so, the extent to which the Participant shall be obligated to return to the Company any dividends paid with respect to any shares of Restricted Stock that are subsequently forfeited.

          7.4  FORFEITURE OF RESTRICTED SHARES.  Except to the extent otherwise
               -------------------------------
provided in the Award Agreement, when a Participant's Termination occurs, the Participant shall forfeit all shares still subject to restriction.

     8.   STOCK APPRECIATION RIGHTS
          -------------------------

          The Administrator may grant Stock Appreciation Rights to any Participant. A Stock Appreciation Right shall entitle its holder to receive from the Company, at the time of exercise of the right, an amount in cash equal to (or, at the Administrator's discretion, shares of Stock equal in fair market value to) the excess of the fair market value (at the date of exercise) of a share of Stock over a specified price fixed by the Administrator in the governing Award Agreement multiplied by the number of shares as to which the holder is exercising the Stock Appreciation Right. The specified price fixed by the Administrator shall not be less than the fair market value of the Stock at the date of grant of the Stock Appreciation Right. Stock Appreciation Rights may be granted in tandem with any contemporaneously granted Option or independently of any Option. The specified price of a tandem Stock Appreciation Right shall be the exercise price of the related Option. Any Stock Appreciation Rights granted in connection with an ISO shall contain such terms as may be required to comply with Section 422 of the Code.

     9.   SECURITIES LAWS
          ---------------

          Nothing in this Plan or in any Award or Award Agreement shall require the Company to issue any shares with respect to any Award if, in the opinion of the Company or its counsel, that issuance could constitute a violation of the Securities Act, any other law or the requirements of any applicable securities exchange or securities association. As a condition to the grant or exercise of any Award, the Company may require the Participant (or, in the event of the Participant's death, the Participant's legal representatives, heirs, legatees or distributees) to provide written representations concerning the Participant's (or such other person's) intentions with regard to the retention or disposition of the Stock covered by the Award and written covenants as to the manner of disposal of such Stock as may be necessary or useful to ensure that the grant, exercise or disposition will not violate the Securities Act, any other law or any requirement of any applicable securities exchange or securities association. The Company shall not be required to register any Stock under the Securities Act, register or qualify any Stock or Awards under any state or other securities laws, or cause any Stock or Awards to meet the requirements of any securities exchange or securities association.

     10.  EMPLOYMENT OR OTHER RELATIONSHIP
          --------------------------------

          Nothing in this Plan or any Award shall in any way interfere with or limit the right of the Company or of any of its Affiliates to terminate any Participant's employment or status as a consultant or director at any time, nor confer upon any Participant any right to continue in the employ of, or as a director or consultant of, the Company or any of its Affiliates.

     11.  LIABILITY AND INDEMNIFICATION OF ADMINISTRATOR
          ----------------------------------------------

          No member of the group constituting the Administrator shall be liable for any act or omission on such person's part, including but not limited to the exercise of any power or discretion given to such member under this Plan, except for those acts or omissions resulting from such member's willful misconduct. The Company shall indemnify each present and future member of the group constituting the Administrator against, and each such member shall be entitled without further act on his or her part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by such person in connection with or arising out of any action, suit or proceeding to the fullest extent permitted by law and the Company's Certificate of Incorporation and Bylaws.

     12.  CERTAIN DIRECTORS AND OFFICERS
          ------------------------------

          With respect to any Award granted to any person who is subject to
Section 16 of the Exchange Act, unless the Administrator determines that the Award should not comply with the requirements of Rule 16b-3, the Award shall be deemed to include such additional provisions as Rule 16b-3 then requires. Unless the Administrator determines that an Award to a Participant is not intended to qualify for the exemption for performance-based compensation under
Section 162(m) or unless (and then only to the extent) the requirements of
Section 162(m) change: (a) the period over which the performance objectives of the Award must be satisfied shall not be shorter than six months, (b) the performance objectives applicable to the Award shall be based on one or more of the Stockholder Approved Standards and (c) the Award shall be subject to any additional requirements of Section 162(m).

     13.  SECURITIES LAW LEGENDS
          ----------------------

          If the Company or its counsel deems it necessary or advisable, certificates for shares of Stock issued under Awards may bear the following legend and also statements of other applicable restrictions endorsed thereon:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE SOLE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE ANY APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

     14.  SEVERABILITY
          ------------

          If any provision of this Plan is held to be illegal or invalid for any reason, that illegality or invalidity shall not affect the remaining provisions of this Plan, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan. If any provision of this Plan or any Award Agreement conflicts with the requirements of Rule 16b-3 (as that provision is applied to eligible persons who are subject to Section 16 of the Exchange Act), Section 422 of the Code (with respect to ISOs) or Section 162(m) (with respect to the exception for performance-based compensation), that conflicting provision shall be deemed inoperative to the extent it conflicts with those requirements. With respect to ISOs, if this Plan does not contain any provision required to be included in a plan under Section 422 of the Code, that provision shall be deemed to be incorporated into this Plan with the same force and effect as if it had been expressly set out in this Plan. However, to the extent any Option that is intended to qualify as an ISO cannot so qualify, the Option shall be deemed to be an NSO for all purposes of this Plan.

     15.  AMENDMENT, SUSPENSION AND TERMINATION OF PLAN
          ---------------------------------------------

          The Board may at any time amend, suspend or terminate this Plan without stockholder approval, except as required by applicable law. However, no amendment, suspension or termination shall be made which would impair the rights of any Participant under any Award previously granted, without the Participant's consent, except to conform this Plan and Awards granted to the requirements of federal or other tax laws including Section 162(m) and ERISA, or to the requirements of Rule 16b-3. The Board may choose to require that the Company's stockholders approve any amendment to this Plan in order to satisfy the requirements of Section 422 of the Code, Rule 16b-3, Section 162(m) or for any other reason.

     16.  EFFECTIVE DATE AND PROCEDURAL HISTORY
          -------------------------------------

          This Plan was approved by the Company's Board on October 28, 1996.
It was approved by the holders of the Company's voting stock on October 28, 1996 (the "Effective Date").

                                                                       EXHIBIT A
                                                                       ---------



                     WILSHIRE FINANCIAL SERVICES GROUP INC.

                        DIRECTOR STOCK OPTION AGREEMENT
                        -------------------------------



I.   NOTICE OF GRANT
     ---------------


     Name:     ______________________________

     Address:  ______________________________

               ______________________________


          Subject to the terms and conditions of the Incentive Stock Plan (the "Plan") of Wilshire Financial Services Group Inc. (the "Company") and this Agreement, the Company has granted you (the "Optionee") an option to purchase shares of the Company's Common Stock as follows:

     Grant Number                   ______
     Grant Date                     _______________, 199_
     Total Number of Shares
       Subject to this Option       _______________

     Exercise Price per Share       $_________
     Total Exercise Price           $_________
     Type of Option                 Nonstatutory (NSO)
     Expiration Date (if not
       terminated earlier)          _______________, 200_

II.  AGREEMENT
     ---------

     1.  GRANT OF OPTION.  The Company has granted Optionee a stock option (the
         ---------------
"Option") to purchase all or any portion of the number of shares of the Company's Common Stock set forth in the Notice of Grant on the first page of this Agreement (the "Option Shares") under Section 5.3 of the Plan. The Option is subject to the terms and conditions set forth in this Agreement and in the Plan. The terms and conditions of the Plan are incorporated into this Agreement by reference. The Notice of Grant constitutes part of this Agreement.

     2.  EXERCISABILITY.  No portion of the Option will be exercisable during
         --------------
the first six months after the grant date. The Option shall become fully exercisable on the first day after that six-month period.

     3.  MANNER OF EXERCISE.  In order to exercise the Option or any portion of
         ------------------
the Option, Optionee must deliver a written notice of exercise to the Company accompanied by payment of the exercise price in cash or by check.

     4.  EARLY TERMINATION OF OPTION.  The expiration date of the Option is set
         ---------------------------
forth in the Notice of Grant. However, the Option may terminate earlier, as explained in Sections 5.3 and 6.1(b) of the Plan.

     5.  ADJUSTMENTS.  The Company shall adjust the number and kind of shares
         -----------
subject to the Option and the exercise price of the Option under the circumstances specified in, and in accordance with, the Plan.

     6.  NONASSIGNABILITY OF OPTION.  The Option is not assignable or
         --------------------------
transferable by the Optionee except to the limited extent permitted by Section 6.1(f) of the Plan.

     7.  RESTRICTIONS ON ISSUANCE OF OPTION SHARES
         -----------------------------------------

          7.1  LEGALITY OF ISSUANCE.  The Company shall not be obligated to sell
               --------------------
any shares under the Option if, in the opinion of the Company or its counsel, the sale might constitute a violation by the Company of any law (including, without limitation, the Securities Act of 1933, as amended [the "Act"]) or any requirement of any applicable securities exchange or securities association.

          7.2  REGISTRATION OR QUALIFICATION OF SECURITIES.  The Company may,
               -------------------------------------------
but shall not be required to, register or qualify the grant of the Option or the sale of Option Shares under the Act, any other law or any requirement of any applicable securities exchange or securities association.

          7.3  RESTRICTIONS ON TRANSFER.  The Company may impose restrictions
               ------------------------
upon the sale, pledge or other transfer of Option Shares if, in the judgment of the Company or its counsel, such restrictions are necessary or desirable to comply with the provisions of the Act or any other law or any requirement of any applicable securities exchange or securities association. Stock certificates evidencing Option Shares will bear any restrictive legends which the Company or its counsel deems necessary or advisable in order to comply with any such law or requirement.

          7.4  REPRESENTATIONS AND WARRANTIES.  If the Company or its counsel
               ------------------------------
consider it necessary or advisable, the issuance of Option Shares may be conditioned upon Optionee's making certain representations and warranties to the Company.

     8.  MISCELLANEOUS.
         -------------

          8.1  ASSIGNMENT AND BINDING EFFECT.  Subject to Section 6 of this
               -----------------------------
Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives and successors of Optionee.

          8.2  GOVERNING LAW.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware.

          8.3  NOTICES.  All notices and other communications under this
               -------
Agreement shall be in writing. Unless and until Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to this Agreement or the Option shall be delivered or mailed, first class postage prepaid, to the following address:

               Wilshire Financial Services Group Inc.
               1776 S.W. Madison Street
               Portland, Oregon  97205

Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Optionee and related to this Agreement or the Option shall be delivered or mailed, first class postage prepaid, to Optionee's last known address as shown on the Company's books. All mailings and deliveries related to this Agreement or the Option shall be deemed delivered upon delivery (if personally delivered) or three days after deposit in the U.S. mails (if mailed first class postage prepaid), in each such case directed or addressed in accordance with this Section 8.3.

          8.4  TAX ADVICE.  Optionee understands that the Option is a non-
               ----------
statutory option rather than an incentive stock option. Optionee acknowledges that neither the Company nor its representatives have made any warranties or representations to Optionee with respect to the income tax consequences of the transactions contemplated by this Agreement or the Option. Optionee is not relying on the Company or its representatives for an assessment of any such tax consequences.

          8.5  COSTS OF ENFORCEMENT.  If either party to this Agreement seeks to
               --------------------
enforce this Agreement by legal proceedings or otherwise, the non-prevailing party shall pay the prevailing party's costs and expenses including, without limitation, reasonable attorneys' fees and costs.

          8.6  SEVERABILITY.  If any provision of this Agreement is held
               ------------
invalid, illegal or unenforceable, the provision shall be adjusted rather than voided to carry out its intent to the maximum extent possible. In all events, the remainder of this Agreement will remain in full force and effect.

          8.7  COUNTERPARTS.  This Agreement may be signed in counterparts, each
               ------------
of which shall be deemed an original but all of which together shall constitute one and the same agreement.


     IN WITNESS WHEREOF, the parties have signed this Agreement as of the date the Option was granted.



                                WILSHIRE FINANCIAL SERVICES GROUP INC.



                                By ______________________________

                                Its _____________________________



                                OPTIONEE


                                _________________________________